Exhibit 99.1

Tyler to Acquire

New World Systems

Investor Summary

October 1, 2015

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Forward-Looking Statements

Safe Harbor Statement

Our commentary and responses to your questions may contain forward-looking statements, including our outlook for New World System’s performance and the full year 2015 and 2016. Forward-looking statements include projections of sales, earnings, general economic conditions, market conditions, working capital, market shares, free cash flow, pricing levels, and effective tax rates. Neither Tyler nor New World Systems undertakes any obligation to update any such statements, whether as a result of new information, future events, or otherwise.

Actual results may differ materially from those expressed or implied. Such differences may result from a variety of factors, including: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated; the risk that the businesses will not be integrated successfully; the loss of senior management or key employees of Tyler or New World Systems; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including due to the failure to satisfy the closing conditions; any actions taken by either of the companies, including restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions); developments beyond the companies’ control, including: changes in domestic or global economic conditions, competitive conditions and consumer preferences; natural disasters; international, political or military developments; and technological developments. Additional information on factors that could cause actual results to differ materially from those discussed today is available in this morning’s announcement and in filings with the SEC, including the detailed “Risk Factors” contained in our most recent Annual Report on Form 10-K.

Non-GAAP Measures

On this call and in this summary we include guidance and estimates with respect to non-GAAP financial measures in discussing Tyler and New World System’s expected performance. We use these measures and believe they are useful to investors because they provide additional insight in comparing results from period to period. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler may be different from non-GAAP measures used by other companies. Because Tyler does not predict special items that might occur in the future, and its outlook is developed at a level of detail different than that used to prepare GAAP financial measures, Tyler is not providing a reconciliation to GAAP of its forward-looking financial measures for the year ending December 31, 2016.

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New World Systems Overview

Company Name

Consideration

Non-GAAP Revenue1

Non-GAAP EBITDA1

Non-GAAP EPS1

Products

Divisions

Customers

New World Systems Corporation

$670 million, subject to standard post closing adjustments

$360 million in cash, funded with cash on hand and new revolver

2.1 million Tyler shares, valued at $310 million based on the 20 trading day average closing price of Tyler stock prior to signing, per agreement

Represents 5.9% of Tyler’s shares outstanding post transaction

$134 million

$49 million

$0.56

Immediately accretive to non-GAAP EPS

Application software for Public Safety agencies and

Public Sector ERP

AEGIS – Public Safety

LOGOS – Public Sector ERP

Public Sector Agencies including Law Enforcement, Fire & EMS, Cities, Counties and K-12 School Districts

New World Systems®

The Public Sector Software Company

Privately owned

Founded in 1981

Based in Troy, Michigan

Over 470 employees

Over 2,000 public sector customers

Over 30 years of consistent growth and profitability

1 Reflects 2016 expected financial impact

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New World Systems Business Overview

Aegis

Highlights

Full suite of integrated Public Safety software solutions

Provides accurate and secure information for dispatchers, officers in the field, firefighters, EMS and corrections officers

Multi-jurisdictional and multi-discipline applicability

Industry-leading GIS mapping integration

Products

CAD / 911 Records Management

Mobile Messaging Corrections Management

Field Reporting Analytics

Logos

Complete ERP suite for state and government agencies and K-12 school districts

Helps hundreds of public sector organizations across the country manage their ERP, improve citizen service and streamline local government operations

World class customer support capabilities

$ Financial Management Utility Management

HR / Payroll Analytics & Dashboards

Community Development Web Based Self Service

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New World Systems Customer Overview

Revenue

Aegis

Logos

Protecting and serving over 40 million citizens across 44 states

For more than 30 years, has been providing a local government specific ERP solution

AEGIS Revenue by Customer

County 20%

Other 9%

City 71%

Revenue Mix

Public Safety 67%

ERP 33%

LOGOS Revenue by Customer

County 31%

Other 10%

City 59%

State of Delaware

York County, PA

Kankakee County, IL

Waukesha County, WI

Cupertino, CA

Ann Arbor, MI

Case Studies

900k population served

Over 1 million annual calls for service

Customer since 1992

All PSAPs in state running New World

435k population served

121 agencies

Customer since 2005

No downtime during Tropical Storm Lee in 2011

115k population served

Full suite of applications across the county

Customer since 2006

Escapee apprehended & identified using New World Data within 70 hours

Population of 390k

1,400 employees

Replaced Oracle

Quantified savings of $1.2M

Population of 59k

400 employees

Nationally recognized progressive city

Met mandated 7 month implementation schedule

Population of 113k

800 employees

Replaced CGI/AMS

Transparency leader using Logos Business Analytics

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Public Sector Software Market Overview

Emphasis on Operational Costs Savings

Increased Use of Technology to Improve Productivity, Customer Service and Transparency

Focus on Identifying Fraud, Waste and Abuse Activities

ERP System Modernization

IT Infrastructure Challenges Driving Cloud-Based Deployments

K-12 CIOs Seeking Greater Functionality and Interoperability Across Systems

Addressable Market

Total Market: $13B1

Public Admin. & Finance Software $5B2

Public Sector market growing at 4-5% annually

50 states, more than 3,200 counties, ~35,000 cities and towns, and more than 14,000 public school districts3

1 Gartner

2 Company estimates

3 US Census Bureau

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Public Safety Software Market Overview

Highly Fragmented Market

Public Safety Agency and PSAP (Call Center) Consolidation

Outdated Systems in Need of Replacement

Growing Demand for Next-Gen Technology

(e.g. FirstNet, NG911)

Increased Demand for Data Sharing and Analytics

Addressable Market

Total Market: $13B1

Public Admin. & Finance Software $5B2

Public Safety Software $2B2

Public Safety Software market growing at ~7%3

5,900+ primary and secondary PSAPs in the U.S.4

>240 million 911 calls made in the U.S. each year4

1 Gartner

2 Company estimates

3 Frost & Sullivan

4 National Emergency Number Association

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Strategic Rationale

1 Positions Tyler as a leader in Public Safety software

2 Enables Tyler to provide an end-to-end solution spanning from Public Safety through Criminal Justice

3 Enhances market reach and customer base across the Public Sector ERP market

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New World Systems® The Public Sector Software Company

4 Complementary products and markets creates a strong cross-sell opportunity; especially in Public Safety / Courts & Justice

5 Provides a significant base of highly recurring revenues

6 Immediately accretive to Tyler’s margins and cash flow

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New World Systems Has an Attractive Financial Profile

Strong revenue growth

Top line growth outpacing the market

High operating leverage

~37% Adjusted EBITDA margin

Expected Financial Impact 2016E

Non-GAAP Revenue $134 million

Non-GAAP EBITDA $49 million

Non-GAAP Fully Diluted EPS $0.56

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Compelling Strategic Fit

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#1 provider of software solutions to state and local governments

Leading Courts & Justice solution

Industry leading product R&D and innovation with national presence

Singular focus on public sector coupled with “evergreen” model for upgrades

Greater than 98% client retention rate

New World Systems® The Public Sector Software Company

A leading provider of Public Safety solutions, AEGIS provides agencies easy access to information and workflow for enhanced response times and data management

LOGOS public administration software helps hundreds of public sector organizations manage their ERP and streamline operations

Strong recurring revenue base and operating margins

tyler technologies / New World Systems® The Public Sector Software Company

Supports Tyler’s strategy of being an industry leader in all major enterprise applications essential for local government

Significant cross-sell opportunities across products and complementary capabilities such as SaaS, and disaster recovery services

Combination of Tyler’s Odyssey Courts and Justice solution with the Aegis Public Safety platform will create a unique end-to-end solution

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www.tylertech.com

www.newworldsystems.com

Brian Miller – Executive VP & CFO

brian.miller@tylertech.com

972-713-3720

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